Exhibit 10.2

CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[**]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) is made as of November 3, 2020 by and among KKR Capital Markets Holdings L.P., a Delaware limited partnership (“KCMH”), KKR Corporate Lending LLC, a Delaware limited liability company (“KCL U.S.”), KKR Corporate Lending (CA) LLC, a Delaware limited liability company (“KCL C.A.”), KKR Corporate Lending (TN) LLC, a Delaware limited liability company (“KCL T.N.”), and KKR Corporate Lending (UK) LLC, a Delaware limited liability company (“KCL U.K.”; and together with KCMH, KCL U.S., KCL C.A. and KCL U.K., collectively, the “Borrowers” and individually each a “Borrower”), each of the Guarantors party to the Guarantee and Security Agreement described in the Existing Credit Agreement (as defined below), the Majority Lenders party to the Existing Credit Agreement, and Mizuho Bank, Ltd., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Existing Credit Agreement as modified by this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Majority Lenders, the Increasing Lender (as defined below) and the Administrative Agent are parties to that certain Third Amended and Restated 5-Year Revolving Credit Agreement dated March 20, 2020 (the “Existing Credit Agreement”, and as amended pursuant to this Amendment hereinafter referred to as the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders party hereto agree to amend the Existing Credit Agreement in certain respects as hereinafter set forth;

WHEREAS, Section 9.01(a) of the Existing Credit Agreement provides that the Existing Credit Agreement may be amended by the Borrowers and the Majority Lenders, subject to the consent of each Lender directly affected thereby to increase the Commitment of such Lender (such Lender, an “Increasing Lender”);

WHEREAS, the Lenders party hereto and listed on the signature pages hereof have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.            Amendments to the Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a)        The cover page of the Existing Credit Agreement is hereby amended by replacing the reference to “$500,000,000” with “750,000,000”.

(b)      The definition of “Aggregate Facility Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the reference to “$500,000,000” with “750,000,000”.

(c)        The definition of “Letter of Credit Facility Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing the reference to “$500,000,000” with “750,000,000”.

(d)        Annex A to the Existing Credit Agreement is hereby amended by replacing the reference to “$[**]” with “[**]” in the last row of the table under “Total Credit Exposure”.

(e)         Schedule I to the Existing Credit Agreement is hereby amended by replacing the reference to “$[**]” with “[**]”.

[**] = Certain information contained in this document, marked by “[**]” has been excluded because it is both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

II.          Conditions of Effectiveness. This Amendment shall become effective on the date that each of the following conditions is met or waived (the “Amendment Effective Date”):

(a)        Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each Guarantor, each Increasing Lender and the Majority Lenders.

(b)        Representations and Warranties. As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties of each Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of the Amendment Effective Date or on such earlier date, as the case may be.

(c)        No Default or Event of Default.  As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)         Legal Opinion.  The Administrative Agent’s receipt of the legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Borrowers, in a form reasonably acceptable to Administrative Agent.

(e)        Closing Certificates.  The Administrative Agent shall have received (i) certified copies of (x) the constitutive documents of each Borrower and (y) resolutions or other authorizing documentation of each Obligor and the General Partner evidencing the taking of all necessary action authorizing and approving the execution, delivery and performance by each Borrower of the First Amendment and any other documents to be delivered hereunder by each Borrower, (ii) a certificate of an officer of each Borrower certifying the names and true signatures of the officers authorized to sign the First Amendment and any other documents to be delivered hereunder by each Borrower and (iii) a certificate of an officer of KCMH, dated as of the Amendment Effective Date, certifying that (a) the representations and warranties contained in Section III below are true and correct in all material respects on and as of such date as though made on and as of such date and (b) no event has occurred and is continuing on and as of such date which constitutes a Default or an Event of Default.

(f)         Solvency Certificate.  The Administrative Agent’s receipt of a certificate attesting to the Solvency of KCMH and its Subsidiaries, taken as a whole, after giving effect to the effectiveness of this Amendment and any Loans made or Letters of Credit issued or outstanding on the Amendment Effective Date.

(g)        Intercreditor Agreement Amendment.  The Administrative Agent’s receipt of an amendment to the Intercreditor Agreement described in the Existing Credit Agreement in a form reasonably satisfactory to the Administrative Agent.

(h)        Fees and Expenses. KCMH shall have paid all fees and expenses (including fees, charges and disbursements of counsel invoiced prior to the Amendment Effective Date) required to be paid on or prior to the Amendment Effective Date to the Administrative Agent in connection with this Amendment.

(i)        Other Documents.  Any other documentation or amendments to such documents reasonably requested by Administrative Agent in customary form and previously agreed upon between the parties.

III.          Representations and Warranties

(a)       To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders and the Administrative Agent, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of the Borrowers and constitutes, and the Existing Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against the Borrowers and in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)        Immediately before and after giving effect to this Amendment, the representations and warranties of each Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent (i) such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) or (ii) such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language (in which case such representation and warranties are true and correct in all respects as of the Amendment Effective Date or as of such earlier date, as the case may be).

(c)       Immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

IV.          Effect of Amendment.

(a)        Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. In addition, and in furtherance of the foregoing, the Guarantors expressly acknowledge and agree to the terms of this Amendment and, notwithstanding the original terms of the Guarantee and Security Agreement, its terms now also apply with full force and effect to any amounts outstanding under or in connection with the increased Commitment as well as other amounts incurred pursuant to the terms of the Existing Credit Agreement.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to herein.

(b)         On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Existing Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

V.          Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.  The provisions of Sections 9.07 and 9.11 of the Existing Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

VI.       Counterparts and Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.  The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

VII.        Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

VIII.      Successors and Assigns. The consent of any Lender to this Amendment shall be binding upon such Lender’s successors, assigns and participants permitted by the Existing Credit Agreement. Further, the provisions of this Amendment shall be binding and inure to the benefit of, such Lender’s successors, assigns and participants permitted by the Existing Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties thereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

KKR CAPITAL MARKETS HOLDINGS L.P.,
as a Borrower

By:	KKR CAPITAL MARKETS HOLDINGS
GP LLC, its general partner

By:	/s/ Adam Smith
Name: Adam Smith
Title: Chief Executive Officer

KKR CORPORATE LENDING LLC,
as a Borrower and as a Guarantor

By:	/s/ Adam Smith
Name: Adam Smith
Title: Chief Executive Officer

KKR CORPORATE LENDING (CA) LLC,
as a Borrower and as a Guarantor

By:	/s/ Adam Smith
Name: Adam Smith
Title: Chief Executive Officer

KKR CORPORATE LENDING (TN) LLC,
as a Borrower and as a Guarantor

By:	/s/ Adam Smith
Name: Adam Smith
Title: Chief Executive Officer

[Signature Page to Amendment]

KKR CORPORATE LENDING (UK) LLC,
as a Borrower and as a Guarantor

By:	/s/ Adam Smith
Name: Adam Smith
Title: Chief Executive Officer

[Signature Page to Amendment]

MIZUHO BANK, LTD.,
as Administrative Agent and as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to Amendment]